Exhibit 10.11

CHANGE IN TERMS AGREEMENT

Principal $500,000.00	Loan Date 11-23-2010	Maturity 06-23-2012	Loan No 823002500	Call/Coll 56	Account	Officer MH	Initials
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations

Borrower:              INNSUITES HOSPITALITY TRUST, YUMA                                                                                        Lender:                  RepublicBankAZ, NA
HOSPITALITY PROPERTIES LIMITED                                                                                                                                909 E. Missouri Avenue
PARTNERSHIP and RRF LIMITED PARTNERSHIP                                                                                                           Phoenix, AZ  85014
1625 E. NORTHERN AVENUE, STE #105
PHOENIX, AZ  85020

Principal Amount:                                $500,000.00                                                      Date of Agreement:                                           May 25, 2012

DESCRIPTION OF EXISTING INDEBTEDNESS. THAT CERTAIN PROMISSORY NOTE DATED NOVEMBER 23, 2010, EXECUTED BY BORROWER IN FAVOR OF LENDER, IN THE ORIGINAL PRINCIPAL AMOUNT OF $500,000.00 (THE “NOTE”), SUBSEQUENTLY MODIFIED BY THAT CERTAIN CHANGE IN TERMS AGREEMENT DATED MAY 12, 2011. THE NOTE AND CHANGE IN TERMS AGREEMENTS ARE HEREINAFTER REFERRED TO AS THE “NOTE”.

DESCRIPTION OF COLLATERAL. THAT CERTAIN DEED OF TRUST DATED NOVEMBER 23, 2010, EXECUTED BY BORROWER, AS TRUSTOR, AND LENDER, AS BENEFICIARY AND TRUSTEE, FILED NOVEMBER 29, 2010, IN THE OFFICE OF THE COUNTY RECORDER OF YUMA COUNTY, ARIZONA, AS FILE #2010-30593;

AS WELL AS THAT CERTAIN COMMERCIAL SECURITY AGREEMENT DATED NOVEMBER 23, 2010, EXECUTED BY BORROWER, AS GRANTOR, AND LENDER, AS SECURED PARTY, EVIDENCED BY THAT CERTAIN UCC-1 FINANCING STATEMENT FILED November 29, 2010, IN THE OFFICIAL RECORDS OF THE SECRETARY OF STATE OF ARIZONA, AS FILE #201016331028;

AS WELL AS THAT CERTAIN COMMERCIAL SECURITY AGREEMENT DATED NOVEMBER 23, 2010, EXECUTED BY BORROWER, AS GRANTOR, AND LENDER, AS SECURED PARTY, EVIDENCED BY THAT CERTAIN UCC-1 FINANCING STATEMENT FILED DECEMBER 3, 2010, IN THE OFFICIAL RECORDS OF THE SECRETARY OF STATE OF OHIO, AS FILE #OH00146645061.

DESCRIPTION OF CHANGE IN TERMS.
1.	THE MATURITY DATE OF SAID NOTE AND REVOLVING LINE OF CREDIT IS HEREBY EXTENDED FROM MAY 23, 2012 TO JUNE 23, 2012.
2.	BORROWER TO BRING INTEREST CURRENT TO MAY 23, 2012 IN TH AMOUNT OF $237.83.
ALL OTHER TERMS AND CONDITIONS OF SAID NOTE SHALL REMAIN THE SAME.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance obligation(s) as changed, nor obligate Lender to retain as liable parties all makers and endorsers of the original obligation(s). It is the intention of the Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to the Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

CHANGE IN TERMS OF AGREEMENT
(Continued)
Loan no: 823002500

PRIOR TO SIGNING THIS AGREEMENT, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. EACH BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

CHANGE IN TERM SIGNERS:

INNSUITES HOSPITALITY TRUST

By:   /s/ James F. Wirth
       JAMES F. WIRTH, President of INNSUITES
       HOSPITALITY TRUST

YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP

INNSUITES HOSPITALITY TRUST, General Partner of YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP

By: /s/ James F. Wirth
       JAMES F. WIRTH, President of INNSUITES
       HOSPITALITY TRUST

RRF LIMITED PARTNERSHIP

INNSUITES HOSPITALITY TRUST, General Partner of RRF LIMITED PARTNERSHIP

By:/s/ James F. Wirth
      JAMES F. WIRTH, President of INNSUITES
      HOSPITALITY TRUST

X /s/ James F. Wirth
   JAMES F. WIRTH, GUARANTOR

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal $500,000.00	Loan Date 11-23-2010	Maturity 06-23-12	Loan No 823002500	Call/Coll	Account	Officer MH	Initials
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations

Borrower:              INNSUITES HOSPITALITY TRUST, YUMA                                                                                     Lender:                      RepublicBankAZ, NA
HOSPITALITY PROPERTIES LIMITED                                                                                                                                909 E. Missouri Avenue
PARTNERSHIP and RRF LIMITED PARTNERSHIP                                                                                                           Phoenix, AZ  85014
1625 E. NORTHERN AVENUE, STE #105
PHOENIX, AZ  85020

LOAN TYPE. This is a Variable Rate Nondisclosable Revolving Line of Credit to two Partnerships and a Corporation for $500,000.00 due on June 23, 2012.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

           ☐ Personal, Family, or Household Purposes or Personal Investment.

           ☒ Business (Including Real Estate Development).

SPECIFIC PURPOSE. The specific purpose of this loan is: WORKING CAPITAL LINE OF CREDIT.

FLOOD INSURANCE. As reflected on Flood Map No. 04027C 1530E dated 08-28-2008, for the community of CITY OF YUMA, some of the property that will secure the loan is not located in an area that has been identified by the Director of the Federal Emergency Management Agency as an area having special flood hazards. Therefore, although flood insurance may be available for the property, no special flood hazard insurance protecting property not located in an area having special flood hazards is required by law for this loan at this time.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender’s conditions for making the loan have been satisfied. Please disburse the loan proceeds of $500,000.00 as follows:

Undisbursed Funds:	$344,708.40

Other Disbursements:	$155,291.60
$155,291.60 Current Outstanding Principal Balance

Note Principal:	$500,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash:	$0.00
Other Charges Paid in Cash:	$237.83
$237.83 Interest Due to 5/23/12

Total Charges Paid in Cash:	$237.83

 LIEN RELEASE FEES. In addition to all other charges, Borrower agrees, to the extent not prohibited by law, to pay all governmental fees for release of Lender’s security interests in collateral securing this loan. Borrower will pay these fees at the time the lien or liens are released. The estimated amount of these future lien release fees is $75.00.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER’S FINANCIAL CONDITION AS DISCLOSED IN BORROWER’S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED MAY 25, 2012.

DISBURSEMENT REQUEST AND AUTHORIZATION

PRIOR TO SIGNING THIS AGREEMENT, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. EACH BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

CHANGE IN TERM SIGNERS:

INNSUITES HOSPITALITY TRUST

By:/s/ James F. Wirth
       JAMES F. WIRTH, President of INNSUITES
       HOSPITALITY TRUST

YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP

INNSUITES HOSPITALITY TRUST, General Partner of YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP

By:/s/ James F. Wirth
       JAMES F. WIRTH, President of INNSUITES
       HOSPITALITY TRUST

RRF LIMITED PARTNERSHIP

INNSUITES HOSPITALITY TRUST, General Partner of RRF LIMITED PARTNERSHIP

By: /s/ James F. Wirth
      JAMES F. WIRTH, President of INNSUITES
      HOSPITALITY TRUST

X /s/ James F. Wirth
   JAMES F. WIRTH, GUARANTOR